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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 26, 2007


                               Simtek Corporation
               (Exact Name of Registrant as Specified in Charter)



          Delaware                    0-19027                   84-1057605
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)



              4250 Buckingham Dr. #100, Colorado Springs, CO 80907
                     (Address of Principal Executive Office)

                                 (719) 531-9444
              (Registrant's telephone number, including area code)


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 2.02:  Results of Operations and Financial Condition

     On July 26, 2007, Simtek Corporation (the "Company") issued a press release titled, "Simtek Reports Second Quarter Results; Product Revenue Growth of 43% Year-Over-Year For First Six Months Of 2007". The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information provided in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, unless specifically stated so therein.


Item 9.01:  Financial Statements and Exhibits

     (d) Exhibits

         Exhibit Number    Description
         --------------    -----------

             99.1 Press release of the Company dated July 26, 2007, titled "Simtek Reports Second Quarter Results; Product Revenue Growth of 43% Year-Over-Year For First Six Months Of 2007".


























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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SIMTEK CORPORATION


                                      By: /s/Brian Alleman
                                          --------------------------------------
                                          Brian Alleman, Chief Financial Officer


July 27, 2007
































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                                  EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------

    99.1 Press release of the Company dated July 26, 2007, titled "Simtek Reports Second Quarter Results; Product Revenue Growth of 43% Year-Over-Year For First Six Months Of 2007".





































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